                                                                    EXHIBIT 10.2

To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe ("MOCE")
         Madison Oil France S.A. ("MOF")
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc. ("MPI")
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc ("MADISON TURKEY")
         Madison Oil Turkey Inc ("MOTI")
         (the "GUARANTORS")

To:      Toreador Resources Corporation
         ("TOREADOR")

                                                                   19th May 2003

WAIVER AND CONSENT - VARIOUS ISSUES

We refer to the Revolving Credit Facility Agreement dated 30th March, 2001 between the Borrowers, the Guarantors, Barclays Capital as Arranger, the Banks (as defined therein) and Barclays Bank PLC as Facility Agent, Technical Agent, Ancillary Bank and US Security Trustee as amended (the "CREDIT AGREEMENT"). We also refer to a waiver and consent letter dated 8th November, 2001 relating to the merger of MOC with Toreador (the "MERGER WAIVER LETTER"), to a waiver and consent letter dated 21st March, 2002 relating to various issues (the "MARCH WAIVER LETTER"), a waiver and consent letter dated 31st December, 2002 relating to various issues (the "DECEMBER WAIVER LETTER") and a waiver and consent letter dated 11th April, 2003 relating to various issues (the "APRIL WAIVER LETTER").

All of the Banks, the Ancillary Bank and the Hedging Bank, have authorised the Facility Agent to enter into this letter on their behalf.

1.       INTERPRETATION

1.1      INTERPRETATION

         In this letter, unless otherwise defined or the context otherwise requires:

         (a) terms defined or used in the Credit Agreement have the same meaning in this letter;

         (b) references to specific numbered clauses are clauses of the Credit Agreement; and

         (c) references to paragraphs are, unless stated otherwise, references to paragraphs of this letter.

1.2      DEFINITIONS

         In this Agreement:

         "BANK OF TEXAS LOAN AGREEMENT" means the loan agreement dated 16th February, 2001 between Toreador Resources Corporation, Toreador Exploration and Production Inc, Toreador Acquisition Corporation, Tormin Inc and the Bank of Texas National Association, as amended from time to time.

         "BEST ENDEAVOURS" means, promptly at the written request of the Facility Agent, Toreador shall make a written request of the Bank of Texas N.A.;

         "EQUITY ISSUE PROCEEDS" means the proceeds (whether in cash or in kind) of any equity or capital issue (to include, without limitation, share placement, the issue of preferred stock or subordinated loan stock or any other similar instrument) (the "EQUITY ISSUE");

         "FIRST WARRANT LETTER" means the warrant letter dated 21st March, 2002 between Toreador and the Arranger, as amended;

         "MANAGEMENT AND WORK FEES LETTER" means the letter dated on or about the date of this agreement relating to management and work fees;

         "MERGER AGREEMENT" means the merger agreement dated as of 3rd October, 2001 between MOC, Toreador and MOC Acquisition Corporation (a wholly-owned subsidiary of Toreador) pursuant to which, subject to the satisfaction of certain conditions, MOC and MOC Acquisition Corporation will merge and MOC shall be the surviving corporation;

         "MILESTONE DATE" means each date as detailed in Schedule 3 in relation to the progress of the Proposed Financing;

         "MOC GROUP" means MOC and all of its subsidiaries;

         "PROPOSED FINANCING" means the proposed refinancing of the Toreador Group as described in the update to the Strategic Plan dated 15th May, 2003;

         "SECOND WARRANT LETTER" means the warrant letter dated 25th March, 2003 between Toreador and the Arranger.

         "STRATEGIC PLAN" means the strategic plan submitted to the Facility Agent by Toreador on 12th December, 2002;

         "SUBORDINATION AGREEMENT" means the Subordination Agreement dated 30th March, 2001 between members of the Madison Group as debtors, the Facility Agent and MOF, MOC, MOCE and MPI.

         "SUBORDINATION AND SUPPORT AGREEMENT" means the subordination and support agreement between Toreador, MOC and the Facility Agent dated November, 2001 entered into in connection with the Merger Waiver Letter;

         "SURPLUS SALE PROCEEDS" means, in relation to any US asset of the Toreador Group, the net sale proceeds paid to or to the order of any member of the Toreador Group from the sale of

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         that asset which Bank of Texas, N.A., in its sole and absolute discretion, permits to be paid to the Facility Agent;

         "SETTLEMENT FEE LETTER" means the letter dated on or about the date of this Agreement relating to settlement, arrangement, technical and supplemental fees;

         "TOREADOR GROUP" means, at any time Toreador and all of its Subsidiaries for the time being;

         "TOREADOR GUARANTEE" means a Toreador subordinated guarantee of all of the obligations of the Obligors under the Finance Documents;

         "TOREADOR SUBORDINATED REVOLVING CREDIT AGREEMENT" means the subordinated revolving credit agreement dated as of 3rd October, 2001 between MOC and Toreador pursuant to which Toreador agrees to advance by way of loan certain monies to MOC;

         "TOREADOR SUBORDINATED REVOLVING CREDIT NOTE" means the subordinated revolving credit note dated as of 3rd October, 2001 between MOC and Toreador;

         "TRINIDADIAN ASSETS" means:

         (i)      all of the shares in Trans Dominion Holdings Limited;

         (ii) all of Trans Dominion Holdings Limited's present and future shares in Trinidad Exploration and Development Ltd; and

         (iii) any present and future interest of Trans Dominion Holdings Limited in the Bonasse oil field in Trinidad and Tobago and the related Southwest Cedros Peninsular Exploration Licence;

         "TRINIDADIAN REVENUE" means all monies arising, received from and in relation to the Trinidadian Assets to be applied in accordance with paragraph 7.4, except for monies received from the sale of all, or part of the Trinidadian Assets, which shall be applied in accordance with paragraph 4.5.

         "TRINIDADIAN REVENUE ACCOUNTS" means the revenue accounts to be opened with the Account Bank in London and maintained by Trans Dominion Holdings Limited, which shall be maintained in accordance with the directions of the Facility Agent;

         "TURKISH ASSET" means:

         (A)      the Cendere oil field in Turkey;

         (B)      the Zeynel oil field in Turkey;

         (C)      the Boyabet oil field in Turkey; and

         (D)      the Thrace Basin in Turkey;

         "TURKISH CAPITAL REPATRIATION" means any amounts paid to Toreador or any Obligor in relation to the repatriation of the registered capital of any member of the Toreador Group in Turkey;

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         "TURKISH INTEREST" means: all of the Obligors' present and future interest in a Turkish Asset and all agreements, facilities or insurances relative to that Turkish Asset or to Turkish Petroleum;

         "TURKISH PERMITTED PAYMENTS" means:

         (i) the costs referred to in paragraphs (a)(i) and (a)(ii) of the definition of "Permitted Payment" in the Credit Agreement except that reference to Borrower Borrowing Asset, Borrowing Base Petroleum or Borrowing Base Interest in that definition shall be construed as a reference to Turkish Interest, Turkish Petroleum and Turkish Asset);

         (ii)     any taxes payable by MOTI and Madison Turkey;

         (iii)    any:

                  (a)      exploration and appraisal expenditure;

                  (b)      general and administrative expenditure; or

                  (c) capital expenditure not falling within paragraph (i) above,

                  payable by MOTI and Madison Turkey, as applicable, to the extent the Majority Banks expressly agree or require in writing (but not further or otherwise); and

         (iv) any other expenditure that the Majority Banks agree may be a Turkish Permitted Payment;

         "TURKISH PETROLEUM" means in respect of a Turkish Asset, all petroleum won and saved from that Turkish Asset that accrues to the Turkish Interest in that Turkish Asset (including, without limitation, any such petroleum that is royalty petroleum);

         "TURKISH REVENUE" means:

                  (i) the gross proceeds (without any deductions whatsoever) of any disposal of Turkish Petroleum;

                  (ii) any sales tax payable on the amount referred to in paragraph (i) above;

                  (iii) any other amount payable to MOTI, Madison Turkey and MOC in respect of any Turkish Petroleum, Turkish Interest or Turkish Asset.

         "TURKISH REVENUE ACCOUNTS" means all revenue and operating accounts maintained by Madison Turkey and MOTI with Yapi ve Bankasi A.S. as listed below:

----------------------------------------------------------------------------------
        BANK                   BRANCH         MADISON ENTITY          ACCOUNT NO.
----------------------------------------------------------------------------------
Yapi ve Bankasi A.S.       Ankara, Turkey     Madison Turkey        1001151-0

----------------------------------------------------------------------------------
Yapi ve Bankasi A.S.       Ankara, Turkey     MOTI                  0666-3005940-2

----------------------------------------------------------------------------------

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         "VOTING AGREEMENT" means the voting agreement dated as of 3rd October,
         2001 between Toreador, Herbert L. Brewer, David M. Brewer and PHD Partners, LP;

         "WARRANT" means the warrants issued or to be issued pursuant to the Warrant Letters;

         "WARRANT BUYBACK LETTER" means the letter dated on or about the date of this letter relating to the repurchase of the Warrants; and

         "WARRANT LETTER" means the First Warrant Letter or the Second Warrant Letter.

2.       WAIVERS AND CONSENTS

2.1      WAIVER OF BREACHES OF FINANCE DOCUMENTS

         Subject to the terms and conditions of this letter, Barclays Bank PLC, as Facility Agent confirms that the Banks have agreed to waive the following breaches of the Finance Documents:

         (a) all currently outstanding breaches of Clause 6.1 (Repayment), as amended by the April Waiver Letter;

         (b) failure by the Obligors to comply with their obligations under paragraph 5 of the April Waiver Letter;

         (c) any breach of Clause 20.14 (Cover Ratios) as a consequence of the Forecast re-determination dated 30th January, 2003;

         (d) failure by Toreador and the Obligors to procure that, by 30th April, 2003, all of the Toreador Group's shares in Trinidad Exploration and Development Limited and Trans Dominion Holdings Limited are pledged to the Facility Agent in accordance with paragraph 7.5 of the April Waiver Letter;

         (e) failure by the Borrowers' Agent to provide the independent engineer's report in accordance with Clause 19.3(e);

         (f) failure by Toreador to provide the Turkish translation and account reconciliations in accordance with paragraph 7.1(d) of the April Waiver Letter; and

         (g) failure by the Borrowers' Agent to provide the information required in accordance with paragraph 7.4(e) of the April Waiver Letter.

2.2      MERGER WAIVER AND CONSENT

         Barclays Bank PLC, as Facility Agent, consents to the merger of Toreador and MOC and confirms that the Banks have agreed to waive the following Events of Default:

         (a) under Clauses 19.12(a) (Mergers and acquisitions) and 20.3 (Breach of other obligations) and Clause 20.20(d) (Change of control) constituted by MOC entering into and performing the Merger Agreement and the Voting Agreement and by the occurrence of the Effective Time (as that term is defined in the Merger Agreement);

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

         (b) under Clauses 19.13 (Other Financial Indebtedness) and 20.3 (Breach of other obligations) constituted by MOC incurring any of the indebtedness referred to in paragraph 8
                  (Characterisation of Toreador Payments) below;

         (c) under Clauses 19.14 (Loans) and 20.3 (Breach of other obligations) constituted by MOC making loans to the Borrower referred to in paragraph 8 (Characterisation of Toreador Payments) below; and

         (d) under Clauses 19.13 (Other Financial Indebtedness) and 20.3 (Breach of other obligations) constituted by the Borrowers being deemed to have borrowed from MOC as referred to in paragraph 8 (Characterisation of Toreador Payments) below.

3.       CONSOLIDATION OF WAIVER LETTERS

         Subject to the terms and conditions of this letter, Barclays Bank PLC, as Facility Agent, confirms that the Banks have agreed to permanently waive any and all Events of Default that have arisen under the Merger Waiver Letter, the March Waiver Letter, the December Waiver Letter and the April Waiver Letter and all the parties to this letter agree that the Merger Waiver Letter, the March Waiver Letter, the December Waiver Letter and the April Waiver Letter shall be terminated and of no further effect (save in relation to the waivers granted under those letters).

4.       REPAYMENT

4.1      REPAYMENT

         Clause 6.1 (Repayment) shall be suspended in accordance with paragraph
         4.2 (Term of Suspension) below and, during the term of suspension, shall be replaced with the following provisions:

         The Borrowers shall, on the last Business Day of each of month until (and including) March 2004, repay an amount of the Loans equal to the aggregate of:

         (i)      French Revenue, less any Permitted Payments; and

         (ii) Turkish Revenue, less Turkish Permitted Payments, and Trinidadian Revenue as determined in accordance with the terms of this Waiver Letter.

4.2      TERM OF SUSPENSION

         Clause 6.1 (Repayment) shall be suspended until the earlier of:

         (a)      the first Business Day of April, 2004; or

         (b) such time as (i) the ratio of the Relevant NPV derived from the Forecast prepared as of 15th August, 2003 in accordance with paragraph 5 (Forecasts) of this letter to Total Indebtedness is not less than 1.5:1; and (ii) the outstanding Loans do not exceed the Total Commitments.

4.3      TURKISH CAPITAL REPATRIATION PREPAYMENT

         If, during the suspension of Clause 6.1 (Repayment) in accordance with paragraph 4.2 (Term of Suspension) above, either of Madison Turkey, MOTI or any other Obligor receives any

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

         Turkish Capital Repatriation (the relevant company that receives such monies being referred to in this paragraph 4.3 as the "recipient"):

         (i) the recipient shall immediately notify the Facility Agent of all amounts of Turkish Capital Repatriation received;

         (ii) the recipient shall ensure that no money received as Turkish Capital Repatriation is transferred to any other member of the Toreador Group; and

         (iii) on demand by the Facility Agent the recipient shall immediately pay to the Facility Agent the balance of the Turkish Capital Repatriation (less any amount thereof that is reinvested in Turkey solely for the purposes of maximising future Turkish Capital Repatriations as detailed in the Strategic Plan) in performance of the prepayment obligation (if the recipient is a Borrower) or in performance of that Guarantor's guarantee of the prepayment obligation (if the recipient is a Guarantor) (and Clause 7.7(b) (Miscellaneous provisions) shall apply to any such prepayment).

4.4      ASSET SALE PROCEEDS PREPAYMENT

         Subject to paragraph 7.8(a)(iii) (Restrictions under Bank of Texas Loan Agreement), if, during the suspension of Clause 6.1 of the Credit Agreement in accordance with paragraph 4.2 (Term of Suspension) above, any member of the Toreador Group sells any of its US assets, Toreador agrees to pay to the Facility Agent an amount equal to the Surplus Sale Proceeds, but only if Bank of Texas N.A. expressly consents, in its sole and absolute discretion, and such payment shall be deemed to be a prepayment of Loans by the Borrowers in an aggregate principal amount equal to the Surplus Sale Proceeds (and Clause 7.7(b) (Miscellaneous provisions) shall apply to any such prepayment).

4.5      TRINIDADIAN ASSET SALES PREPAYMENT

         (a) Subject to sub paragraph (b) below and subject to any relevant consents required under Trinidadian laws and (if required) the consent of the Trinidad Exploration and Development Ltd. Shareholders (which consents the Obligors undertake to use their best endeavours to obtain), if MOC or any Obligor sells or transfers any of its interest in the Trinidadian Assets (either directly or indirectly, including by way of share sale) (the relevant company that receives such monies being referred to in this paragraph 4.5 as the "recipient"):

                  (i) the recipient shall immediately notify the Facility Agent of all amounts realised from such sale or transfer;

                  (ii) the recipient shall ensure that no money received from such sale or transfer is transferred to any other member of the Toreador Group; and

                  (iii) on demand by the Facility Agent, the recipient shall immediately pay to the Facility Agent the net sale proceeds of such sale in performance of the prepayment obligation (if the recipient is a Borrower) or in performance of that Guarantor's guarantee of the prepayment obligation (if the recipient is a Guarantor) (and Clause 7.7(b) (Miscellaneous provisions) shall apply to any such prepayment).

         (b) No member of the MOC Group will sell or transfer (either directly or indirectly, including by way of share sale or intra group transfer) any of its interest in the

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

                  Trinidadian Assets without the prior written consent of the Facility Agent, except in the event of dilution pursuant to the Shareholders Agreement between Anglo-African Energy, Inc. and Trans-Dominion Holdings Limited.

4.6      MISCELLANEOUS

         (a) The following amendments to the Credit Agreement effected by paragraph 4 of the Merger Waiver Letter and paragraph 13 of the March Waiver Letter remain effective and are restated as follows:

                  (i) if the Borrowers repay or prepay any outstanding Loan, then the Total Commitments shall, immediately upon that repayment or prepayment being made, automatically be reduced by an amount equal to the principal so repaid or prepaid;

                  (ii) Clause 6.2 shall be amended so the words "Tranche A" is inserted before "Tranche B" and the words ", but any amount repaid under Tranche A may subsequently be re-borrowed on and subject to the provisions of the Agreement" are deleted; and

                  (iii) Clause 7.7(c) shall be amended so that the words "Any amount prepaid under Tranche A may subsequently be re-borrowed on and subject to the terms of this Agreement but" are deleted and the words "Tranche A," are inserted before "Tranche B".

         (b) The Borrowers shall ensure that the last day of an Interest Period for one or more Loans coincides with the date repayments or prepayments are to be made under this letter, and shall select Interest Periods accordingly and for this purpose (but not otherwise) the Borrowers may select an Interest Period of less than one month.

         (c) Amounts prepaid in accordance with paragraphs 4.3 (Turkish Capital Repatriation Prepayment) to 4.5 (Trinidadian Asset Sales Prepayment) shall not be applied against or reduce the repayment obligations under paragraph 4.1 (Repayment).

5.       FORECASTS

         The calculation of the Relevant NPV on each Calculation Date in accordance with Clause 16.1(d)(i) (General) shall be suspended for the duration of the suspension of Clause 6.1 (Repayment) in accordance with paragraph 4 (Repayment) above, except that the Relevant NPV shall be calculated as of a 15th August, 2003 Calculation Date in accordance with the provisions of Clause 16 (Forecasts), subject to the following revisions:

         (i)      references to 45 days in Clause 16.2(a) shall be to 16 days;

         (ii)     references to 28 days in Clause 16.2(b) shall be to 9 days;

         (iii)    references to 7 days in Clause 16.2(c) shall be to 5 days.

6.       INFORMATION COVENANTS

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

6.1      STRATEGIC PLAN

                  (a) On 15th May, 2003 and on the 15th and 30th of each month thereafter, Toreador shall provide to the Facility Agent an update of the Strategic Plan incorporating the following information in reasonable detail:

                           (i) details of the progress achieved in relation to each of the options, including the Proposed Financing, outlined in the Strategic Plan and the updates thereto;

                           (ii) Toreador's assessment of the likelihood of each option referred to above coming to fruition by 15th August, 2003; and

                           (iii) details of any other option being pursued by Toreador with a view to restoring the January 2003 NPV to Total Indebtedness to not less than 1.5:1 by 15th August, 2003.

         (b) Toreador shall immediately notify the Facility Agent if it becomes aware that any of the options outlined in the Strategic Plan is no longer being pursued by Toreador or the proposed counterparty or, as a result of any other event or circumstance, is unlikely to come to fruition by 15th August, 2003, providing reasonable detail of the particular event or circumstances.

         (c) Toreador shall immediately notify the Facility Agent of any adverse developments in relation to the Proposed Financing.

6.2      CASHFLOW FORECASTS

         (a) Toreador shall, by 22nd May, 2003, provide an update to the 5th January, 2003 cashflow forecast to the Facility Agent.

         (b) Toreador shall immediately notify the Facility Agent of any events or circumstances that are likely to cause an adverse deviation from the cashflow forecast provided by Toreador to the Facility Agent on 22nd May, 2003, providing details of the particular events or circumstances and a revised forecast.

         (c) Toreador shall provide to the Facility Agent, on the 15th and 30th of each month, a certificate signed by the Chief Financial Officer of Toreador certifying that each member of the Toreador Group has sufficient working capital to continue trading and that the Toreador Group's cashflow situation is manageable.

6.3      OTHER INFORMATION

         Toreador shall promptly notify the Facility Agent:

         (a) of the receipt by any member of the Toreador Group of any Surplus Sale Proceeds; and

         (b) if any creditor of any member of the Toreador Group takes any enforcement action, or notifies any member of the Toreador Group of its intention to take enforcement action, in relation to any amounts owing to it.

7.       COVENANTS

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

7.1      CAPITAL EXPENDITURE RESTRICTIONS

         (a) The Obligors shall procure that no Obligor (excluding Toreador and any other borrower under the Bank of Texas Loan Agreement) shall make, nor incur any obligation or liability for or in respect of any capital expenditure except for any capital expenditure that a prudent operator would expend to maintain (rather than develop) the relevant assets.

         (b) Toreador shall within fifteen days of the end of each month provide to the Facility Agent a cashflow reconciliation for that month for all of the members of the Toreador Group (in the form of the Schedule 1 to this letter), reconciling the sources of funds and uses of funds and including details of that month's capital expenditures.

         (c) Paragraph (i) of Clause 19.22 (Capital expenditure), shall not apply.

         (d) Toreador shall, within fifteen days of the end of each month, provide to the Facility Agent

                  (i) a translation and cashflow reconciliation of the account statements for that month in relation to the Turkish Assets with full details of all income and expenditure items; and

                  (ii) a copy of each monthly invoice received in relation to the sale of Turkish Petroleum.

7.2      TURKISH CAPITAL REPATRIATION

         Toreador and the Obligors shall use best endeavours to maximise Turkish Capital Repatriation proceeds in accordance with paragraph 4.3 within as short a time frame as is reasonably practicable.

7.3      TOREADOR EQUITY ISSUES

         (a) Toreador shall use best endeavours to maximise Equity Issue Proceeds in the period to 15th August, 2003 and shall pay such portion of such Equity Issue Proceeds to the Facility Agent to the extent consented to by Bank of Texas, N.A. in its sole and absolute discretion.

         (b) Toreador undertakes to and shall procure that its subsidiaries shall, in connection with any Equity Issue, make full and proper disclosure in accordance with all applicable laws and/or requirements of any regulatory authority.

7.4      TURKISH AND TRINIDADIAN CASHFLOW

         (a) Without prejudice to the Obligors' obligations under the Credit Agreement and subject to the following provisions of this paragraph 7.4 (Turkish and Trinidadian Cashflow), MOTI and Madison Turkey and MOC shall pay, and MOC shall procure that MOTI and Madison Turkey pay all Turkish Revenue (to the extent permitted by Turkish law), less Turkish Permitted Payments, and all Trinidadian Revenue directly to MOC, unless any such amount is received in another currency, in which case (where applicable) MOTI, Madison Turkey and MOC shall, and MOC shall procure that MOTI and Madison Turkey shall, immediately upon receipt convert that amount to Dollars and pay them directly to MOC, in both cases to be applied in repayment of the Loans and in performance of that Guarantor's guarantee of the repayment obligation as contemplated in Clause 15.1(a)(ii). MOC undertakes, upon receipt of any of the amounts referred to above, to pay such amounts directly to the Facility Agent in performance of MOC's guarantee of the repayment obligation as contemplated in Clause 15.1(a)(ii).

         (b) Subject in each case with regard to the Turkish Revenue Accounts to the extent permitted by Turkish law:

                  (i) MOC shall procure that, from the Effective Date, all Turkish Revenue is paid into the Turkish Revenue Accounts.

                  (ii) MOTI and Madison Turkey shall be permitted to make such Turkish Permitted Payments from the Turkish Revenue Accounts as approved in writing by the Facility Agent.

         (c) To the extent permitted by Turkish law, MOTI and Madison Turkey will provide, and MOC shall procure that MOTI and Madison Turkey will provide, by no later than 15th August, 2003:

                  (i) that the Facility Agent is granted a Security Interest over the Turkish Revenue Accounts by way of agreements in form and substance satisfactory to the Facility Agent (the "TURKISH REVENUE ACCOUNTS SECURITY DOCUMENTS"); and

                  (ii) a legal opinion from a reputable law firm in respect of all relevant jurisdictions, in a form and substance satisfactory to the Facility Agent, is delivered to the Facility Agent in relation to the Turkish Revenue Accounts Security Documents.

         (d)      MOC shall no later than 15th August, 2003:

                  (i) procure that the Facility Agent is granted a Security Interest over the Trinidadian Revenue Accounts by way of agreements in form and substance satisfactory to the Facility Agent (the "TRINIDADIAN REVENUE ACCOUNTS SECURITY DOCUMENTS"); and

                  (ii) deliver a legal opinion from a reputable law firm in respect of all relevant jurisdictions in a form and substance satisfactory to the Facility Agent in relation to the Trinidadian Revenue Accounts Security Documents.

         (e) Without limiting the Facility Agent's rights under Clause 19.3(d) (Borrowing Base Asset and similar information), the Borrower's Agent shall supply to the Facility Agent (in sufficient copies for all of the Banks unless the Facility Agent agrees otherwise) the information described in Clause 19.3(a)(i), (ii) and (iii) (Borrowing Base Asset and similar information), provided that the wording of that Clause shall be deemed amended for these purposes such that each reference to "Borrowing Base Asset" shall be deemed to be a reference to Turkish Asset.

         (f) Toreador undertakes to deliver promptly to the Facility Agent such information and evidence as it may from time to time require in order to check and verify the amount of any Turkish Revenue, Trinidadian Revenue, or Turkish Permitted Payment.

         (g) Each Obligor shall do all things required by the Facility Agent for the granting, perfecting or protecting of any security intended to be granted under the Turkish Revenue Accounts Security Document and the Trinidadian Revenue Accounts Security Document.

7.5      TRANS DOMINION HOLDINGS LIMITED

         Subject to obtaining any relevant consents under Trinidadian laws and (if required) the consent of the Trinidad Exploration and Development Ltd. Shareholders, and (if required) the consent of Petroleum Company of Trinidad and Tobago Limited (which consents MOC and the Obligors agree to use best endeavours to obtain):

         (a) to procure that, by 15th August, 2003, (i) all of the MOC Group's shares in Trans Dominion Holdings Limited and (ii) all of Trans Dominion Holdings Limited's shares in Trinidad Exploration and Development Ltd. are pledged to the Facility Agent on behalf of the Finance Parties by way of a security agreement in form and substance satisfactory to the Facility Agent and that by the same date legal opinions relating thereto are delivered to the Facility Agent from reputable law firms in all relevant jurisdictions in each case in form and substance satisfactory to the Facility Agent; and

         (b)      to procure that Trans Dominion Holdings Limited:

                  (i) promptly notifies the Facility Agent when Trans Dominion Holdings Limited enters into any agreement relating to the Trinidadian Assets ("RELEVANT AGREEMENT");

                  (ii) after notice by the Facility Agent to the Borrower's Agent that the Facility Agent requires security to be granted to it for the benefit of the Finance Parties, enters into an agreement granting a Security Interest over that Relevant Agreement above in form and substance satisfactory to the Facility Agent ("SECURITY DOCUMENT"); and

                  (iii) delivers a legal opinion from a reputable law firm in respect of all relevant jurisdictions in a form and substance satisfactory to the Facility Agent in relation to each of the Security Documents, and each Obligor shall do all things reasonably required by the Facility Agent for the granting, perfecting or protecting of any security intended to be granted under a Security Document.

7.6      THE MERGER AGREEMENT

         (a) MOC undertakes not to agree to any waiver, amendment, termination or cancellation of, or of any term of, the Merger Agreement or the Voting Agreement.

         (b) Toreador agrees to waive any default, event of default or breach of representation or warranty under the Merger Agreement, the Voting Agreement, the Toreador Subordinated Revolving Credit Agreement and the Toreador Subordinated Revolving Credit Note constituted by MOC issuing shares to Barclays Nominees (Branches) Limited, and the Obligors undertaking to deliver shares, in accordance with paragraph 3(a)(ii) of the Merger Waiver Letter.

7.7      TURKEY

         Toreador and MOCE undertake to procure that, by no later than forty-five days after Madison Turkey has received all Turkish Capital Repatriations that it is entitled to:

         (a) Madison Turkey shall have transferred all of its assets, liabilities, business and undertakings to MOTI and shall be wound up and dissolved; and

         (b) that MOTI shall have discharged in full all of the consideration for that transfer.

7.8      RESTRICTIONS UNDER BANK OF TEXAS LOAN AGREEMENT

         (a) Toreador undertakes to use Best Endeavours to obtain any necessary waiver of or amendment (if any) to the provisions of the Bank of Texas Loan Agreement so as to enable:

                  (i) Toreador and the other borrowers under the Bank of Texas Loan Agreement to provide financial support to the MOC Group as set out in Schedule 2;

                  (ii)     Toreador to enter into the Toreador Guarantee; and

                  (iii) Toreador to make any payments to the Facility Agent that may arise in accordance with paragraph 4.4 (Asset Sales Proceeds Prepayment).

                  and in the absence of such express amendment, waiver or consent of Bank of Texas, N.A., neither Toreador nor any member of the Toreador Group shall take any of these actions.

         (b) On obtaining such waiver to, or amendment of, the provisions of the Bank of Texas Loan Agreement as is required to enable Toreador and the other borrowers under that agreement to provide financial support to the MOC Group in accordance with paragraph 7.8(a)(i) above, Toreador shall use its best endeavours to procure that the Outstanding Target Repayments of the Loans, as defined and set out in Schedule 2 to this letter, are promptly paid to the Facility Agent.

         (c) On obtaining such waivers to, or amendments of, the provisions of the Bank of Texas Loan Agreement as are required to enable Toreador to enter into the Toreador Guarantee in accordance with paragraph 7.8(a)(ii) above, Toreador shall immediately:

                  (i)      enter into the Toreador Guarantee; and

                  (ii) deliver a legal opinion from a reputable law firm in respect of all relevant jurisdictions in a form and substance satisfactory to the Facility Agent in relation to its entry into the Toreador Guarantee.

         (d) Except for such further consent as is required in paragraphs 4.4, 7.3 and 7.8(a), Toreador expressly confirms that the performance of its obligations under this letter does not require the consent of Bank of Texas, N.A. or, if required, such consent has been obtained.

7.9      BANK OF TEXAS LOAN AGREEMENT

         (a) Subject to sub-paragraph (b) below, in the event that the Bank of Texas Loan Agreement is repaid, immediately prior to such repayment Toreador agrees to notify the Facility Agent and immediately after such repayment, Toreador agrees to provide such guarantees, financial support and other payment requirements under the Finance Documents as required by the Facility Agent.

         (b) Sub-paragraph (a) above will not apply in the event that Bank of Texas N.A. transfers or novates any of its interest in the Bank of Texas Loan Agreement to another entity.

8.       CHARACTERISATION OF TOREADOR PAYMENTS

         (a) Toreador agrees that any payment made or deemed made to MOC by Toreador pursuant to this letter, the April Waiver Letter, the December Waiver Letter, the March Waiver Letter or the Merger Waiver letter shall be "Junior Debt" for the purposes of the Subordination and Support Agreement. MOC agrees that any payment made or deemed made by MOC to any of the Borrowers pursuant to this letter, the December Waiver Letter, the March Waiver Letter or the Merger Waiver Letter shall be "Junior Debt" for the purposes of the Subordination Agreement.

         (b) An amount equal to each payment made by Toreador to the Facility Agent in accordance with this letter, the December Waiver Letter or the April Waiver Letter and for the avoidance of doubt, any amounts previously paid by Toreador under paragraph 7(b) of the Merger Waiver Letter or 12(b) of the March Waiver Letter shall be deemed to be:

                  (i) a non-interest bearing loan made by Toreador to MOC repayable (subject to the Subordination and Support Agreement on demand (or a loan on such other terms as are agreed by MOC and Toreador (in any case subject to the Subordination and Support Agreement)); and

                  (ii) a non-interest bearing loan made by MOC to the Borrowers repayable (subject to the Subordination Agreement on demand (or a loan on such other terms as are agreed by MOC and the Borrowers (in any case subject to the Subordination Agreement)).

9.       AMENDMENT TO THE CREDIT AGREEMENT

         The amendments to the Credit Agreement effected by paragraph 4 of the Merger Waiver Letter and paragraph 13 of the March Waiver Letter remain effective and are restated as follows:

         (a) paragraph (d) in the definition of "Permitted Payment" in Clause 1.1 (Definitions) shall be deleted and shall be replaced with:

                  "(d)     [Not used];";

         (b) Clause 19.25(a)(iii) (Turkish business) shall be deleted and shall be replaced with:

                  "(iii) in any event, does not make any payment to any other member of the Toreador Group except for payment of the kind contemplated by paragraph (ii)(B) above;";

         (c) for the purposes of 20.3 (Breach of other obligations), 20.4 (Misrepresentation), 20.12 (Unlawfulness), 20.13 (Effectiveness of Security), 20.22 (U.S. Bankruptcy Laws) and
                  20.23 (ERISA) the word "Obligor" shall be deemed to include Toreador;

         (d) for the purposes of Clauses 20.5 (Cross-default), 20.6 (Insolvency), 20.7 (Insolvency proceedings), 20.8 (Appointment of receivers and managers), 20.9 (Creditor's processes), 20.10 (Analogous proceedings), 20.11 (Cessation of business) and
                  20.17 (Litigation) the phrase "member of the Group" shall be deemed to include Toreador;

         (e) Clause 20.20(d) (Change of Control) shall be deleted and shall be replaced with:

                  "(d) MOC is not, or ceases to be, a wholly-owned subsidiary of Toreador Resources Corporation; or"; and

         (f) a new Clause 20.20(e) (Change of Control) of the Credit Agreement shall be inserted as follows:

                  "(e) any single person, or group of persons acting in consort (as defined in the City Code on Takeovers and Mergers) acquires control (as defined in Section 416 of the Income and Corporation Taxes Act 1998) of Toreador Resources Corporation.".

10.      CONFIRMATIONS

10.1     GUARANTEES

         Each Guarantor agrees, and represents and warrants to each Finance Party as at the date it executes this letter:

         (a) that the arrangements contemplated by this letter, the Merger Agreement and the Voting Agreement and the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement) do not in any way affect the guarantee and undertakings given by it under Clause 15 (Guarantee); and

         (b) that the guarantee given by it under Clause 15 (Guarantee) is a continuing guarantee, in full force and effect, and will extend to the ultimate balance of all sums payable by the Obligors under the Finance Documents, regardless of the arrangements contemplated by this letter, the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement) and any intermediate payments or discharge in whole or in part (including, without limitation, the prepayments contemplated by this letter).

10.2     MOC

                  MOC agrees, and represents and warrants to each Finance Party as at the date it executes this letter:

         (a) that the arrangements contemplated by this letter and the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement) do not in any way affect any of the Finance Documents; and

         (b) that its obligations under the Finance Documents are in full force and effect and are binding on, and enforceable against, MOC regardless of the arrangements contemplated by this letter or the entry into and performance of the Merger

                  Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement)).

11.      REPRESENTATIONS AND WARRANTIES

         (a) Toreador and each Obligor makes the following representations and warranties to each Finance Party in respect of those of this letter, the Merger Agreement and the Voting Agreement to which it is a party:

                  (i) that it has the power to enter into and perform this letter, the Merger Agreement and the Voting Agreement and it has taken all necessary action to authorise the entry into, performance and delivery of this letter, the Merger Agreement and the Voting Agreement; and

                  (ii) that this letter, the Merger Agreement and the Voting Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

         (b) Toreador represents and warrants as at the date it executes this letter that:

                  (i) it has the power to enter into and perform this letter, the Settlement Letter and the Warrant Buyback Letter; and

                  (ii) this letter, the Settlement Fee Letter and the Warrant Buyback Letter will, when issued, constitute its legal, valid and binding obligation enforceable in accordance with their terms.

         (c) Toreador and each Obligor represents and warrants that Trans-Dominion Holdings Limited, Madison (Turkey) Inc. and Madison Oil Turkey Inc. are the legal and beneficial owners of the Trinidadian Assets and the Turkish Assets respectively.

         (d) Each Obligor represents and warrants as at the date it executes this letter that:

                  (i) it has the power to enter into and perform the Management and Work Fees Letter; and

                  (ii) the Management and Work Fees Letter will, when issued, constitute its legal, valid and binding obligation enforceable in accordance with their terms.

12.      LEGAL FEES

         (a) For the avoidance of doubt, Toreador and each Obligor acknowledges and agrees that the Facility Agent's costs and expenses incurred in connection with this letter, the Management and Work Fees Letter, the Settlement Letter and the Warrant Buyback Letter, the review of any proposal outlined in the Strategic Plan and any other arrangement, new agreement or document contemplated by this letter fall within Clause 23.1 (Initial and special costs), and as such, MEF shall immediately on demand pay those costs and expenses.

         (b) The Facility Agent confirms that the payment of the legal fees of Allen & Overy (the Facility Agent's legal adviser) incurred in relation to this letter, the Management and Work Fees Letter, the Settlement Letter and the Warrant Buyback Letter, the review of any proposal outlined in the Strategic Plan and any other arrangement, new agreement or document contemplated by this letter shall constitute a Permitted Payment.

         (c) The Obligors shall pay the Permitted Payment referred to in paragraph (b) above as soon as possible after execution of this letter from Gross Revenues to the extent any such amount is available after the payment of any other Permitted Payments (other than any referred to in paragraph (c)(i) of the definition of Permitted Payment in Clause 1.1 (Definitions)).

13.      EVENT OF DEFAULT

         If:

         (a)      any of the provisions of this letter are not complied with;

         (b) any shares are not issued in accordance with the Warrants issued and delivered in accordance with the Warrant Letters;

         (c) the Merger Agreement or the Toreador Subordinated Revolving Credit Agreement is terminated;

         (d)      the Voting Agreement is breached;

         (e) the Forecast prepared as of 15th August, 2003 in accordance with paragraph 5 (Forecasts) of this letter indicates that the ratio of Relevant NPV to Total Indebtedness is less than 1.5:1;

         (f) any representation and warranty in this letter is incorrect when made or repeated; or

         (g) there is any breach of the repayment schedule in paragraph 4 (Repayment) of this letter;

         (i) there is any indication that the Proposed Financing will not go ahead and, in the absolute discretion of the Facility Agent, there is no acceptable alternative option proposed by Toreador under the Strategic Plan or otherwise;

         (j) any of the actions to be taken in accordance with the relevant Milestone Date as detailed in Schedule 3 are not met; or

         (k) there is any breach of the Management and Work Fees Letter, the Settlement Fee Letter and the Warrant Buyback Letter; or

         then that event shall constitute an Event of Default under Clause 20 (Default) and the Finance Parties may thereafter exercise all of their rights in respect thereof under the Finance Documents.

14.      DESIGNATION OF FINANCE DOCUMENTS

         Each of this letter, the Subordination and Support Agreement, each of the Warrants, the Warrant Letters, the Management and Work Fees Letter, the Settlement Fee Letter, the Warrant Buyback Letter and, if entered into in accordance with paragraph 7.8(c), the

         Toreador Guarantee, is a Finance Document (and each is hereby designated as such by the Facility Agent and the Borrowers' Agent).

15.      CONDITIONS PRECEDENT

         (a) The letter and the waivers set out herein shall only take effect on the date on which the Agent has received an original of this letter and the Second Warrant Letter duly executed by all parties and has received (or waived receipt of):

                  (i) board resolutions of each of the Obligors and Toreador authorising the transactions contemplated by and execution of this letter, the Management and Work Fees Letter, the Settlement Fee Letter and the Warrant Buyback Letter;

                  (ii) specimen signatures of the persons authorised to sign this letter, the Management and Work Fees Letter, the Settlement Fee Letter and the Warrant Buyback Letter and any other documents connected to the Finance Documents on behalf of the Obligors;

                  (iii) a signed letter from an authorised signatory of the provider of the Proposed Financing indicating that they are considering a refinancing of the Toreador Group;

                  (iv) a letter signed by the CEO of Toreador providing details of Toreador's understanding following discussions with the provider of the Proposed Financing of:

                           (A) the timetable for the proposed refinancing detailing the Milestone Dates; and

                           (B) the current position of the refinancing in relation to the Milestone Dates in the timetable referred to in (A) above.

                  (v) signed copies of the Management and Work Fees Letter, the Settlement Fee Letter and the Warrant Buyback Letter.

                  (all in form and substance satisfactory to the Facility Agent) (such date being the "EFFECTIVE DATE").

         (b) Toreador and each Obligor represents and warrants as at the Effective Date that there is no Default outstanding.

16.      OTHER PROVISIONS

         (a) Nothing in this letter shall affect any right of any Finance Party, or any obligation of any Obligor, except as expressly stated above, and each Obligor expressly confirms that all such rights and obligations shall continue in full force and effect except to the extent so stated.

         (b) This letter does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this letter.

         (c) The Facility Agent acknowledges that Bank of Texas, N.A. has the right to withhold any consents or approvals requested of it by Toreador in its sole discretion for any or no reason and on any or no grounds and that there is no third party beneficiary relationship between the Facility Agent and Bank of Texas, N.A.

         (d) Toreador acknowledges and agrees to the provisions of Clause 28.3(b) (Changes to the Parties) - Procedures for Novations) and irrevocably authorises the Facility Agent to execute any duly completed Novation Certificate on its behalf.

         (e) If a provision of this letter is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

                  (i) the legality, validity or enforceability in that jurisdiction of any other provision of this letter; or

                  (ii) the legality, validity or enforceability, in other jurisdictions of that or any other provision of this letter.

         (f) Clauses 1.2 (Construction), 28.1 (Transfers by Obligors) and 32-37 (inclusive) shall apply to this letter as though set out in full in this letter, except that:

                  (i) references in those Clauses to the Credit Agreement are to be construed as references to this letter;

                  (ii) each reference to "Obligor" in Clauses 1.2 (Construction), 28.1 (Transfers by Obligors), 35 (Jurisdiction) and 37 (Waiver of Jury Trial) shall be deemed to include Toreador; and

                  (iii) the reference to "the Guarantor" in Clause 35.2(f) (Service of Process) shall be deemed to include Toreador.

Please countersign this letter (or a copy of it) where marked below to confirm your agreement to its terms.

Yours faithfully,

/s/ STEVEN FUNNELL
----------------------------------------------------------
ON BEHALF OF BARCLAYS BANK PLC
AS FACILITY AGENT

We agree with the above.

BORROWERS' AGENT

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

BORROWERS

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

GUARANTORS

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON OIL COMPANY
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON PETROLEUM INC
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
----------------------------------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
------------------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
------------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
------------------------------------------
ON BEHALF OF MADISON (TURKEY) INC
Date: May 19, 2003

/s/ DOUGLAS W. WEIR
------------------------------------------
ON BEHALF OF MADISON OIL TURKEY INC
Date: May 19, 2003

TOREADOR

/s/ DOUGLAS W. WEIR
------------------------------------------
ON BEHALF OF TOREADOR RESOURCES CORPORATION
Date: May 19, 2003

                  SCHEDULE 1 - FORM OF CASHFLOW RECONCILIATION

SOURCES OF FUNDS                                              DESCRIPTION

          French Operations
          Turkish Operations
          Trinidadian Operations
          US (Toreador) Operations
          Other
          Total

USES OF FUNDS

          FRENCH           OPEX
                           CAPEX
                           G&A
                           Madison Loan
                           Other

          TOTAL FRANCE

          TURKISH          OPEX
                           CAPEX
                           G&A
                           Madison Loan
                           Other

          TOTAL TURKEY

          TRINIDADIAN      OPEX
                           CAPEX
                           G&A
                           Madison Loan
                           Other

         TOTAL TRINIDAD

         US                OPEX
                           CAPEX
                           G&A
                           Madison Loan
                           Other

          Total US (Toreador)

          TOTAL USES OF FUNDS

                                   SCHEDULE 2

OUTSTANDING TARGET REPAYMENTS

-----------------------------------------------------------------------------------
                                                                 OUTSTANDING TARGET
MONTH           TARGET REPAYMENT (USD)  ACTUAL REPAYMENT (USD)    REPAYMENTS (USD)
-----------------------------------------------------------------------------------
November 2002        450,000                  300,000                   50,000
-----------------------------------------------------------------------------------
December 2002        450,000                  150,000                  300,000
-----------------------------------------------------------------------------------
January 2003         400,000                  150,000                  250,000
-----------------------------------------------------------------------------------
February 2003        500,000                  400,000                  100,000
-----------------------------------------------------------------------------------

                                   SCHEDULE 3

MILESTONE DATES

---------------------------------------------------------------------------------------------------------
MILESTONE DATE         ACTION

---------------------------------------------------------------------------------------------------------
a                      Toreador to provide a letter:

                           (i)      detailing that an Equity Partner has been appointed by the Provider;
                           (ii)     detailing that such Equity Partner has agreed in writing to consider the Proposed Financing; and
                           (iii)    attaching the correspondence received from the Equity Partner.

---------------------------------------------------------------------------------------------------------
a + 28 days            Toreador to provide a letter:

                           (i)      detailing that the Equity Partner has indicated in writing that it has completed its due diligence process;
                           (ii)     confirming that the Equity Partner and Provider have commenced drafting of the preliminary term sheet and commitment letter; and
                           (iii)    attaching the correspondence referred to in (i) above.

--------------------------------------------------------------------------------------------------------
a + 35 days            Toreador to provide a letter:

                           (i)      detailing that a preliminary term sheet and draft commitment letter has been received by the Provider and the Equity Partner; and
                           (ii)     attaching the preliminary term sheet and draft commitment letter received from the Provider and the Equity Partner.

---------------------------------------------------------------------------------------------------------
a + 42 days            Toreador to provide a letter:

                           (i)      confirming that they have received a formal commitment letter and term sheet from the Provider and the Equity  Partner in relation to the Proposed  Financing, approved by the Provider and Equity
                                    Partner's authorisation committees; and
                           (ii)     attaching the formal commitment letter and term sheet.

---------------------------------------------------------------------------------------------------------

DEFINITIONS

a = the earlier of: (i) the actual date on which the action is completed; or
(ii) 16th June 2003.

PROVIDER = the provider of the Proposed Financing as detailed in the update to the Strategic Plan dated 15th May 2003

EQUITY PARTNER = any partner required to participate in the Proposed Financing by the Provider